INTELLICHECK

Authentication made simple

Investor Presentation – August 13, 2020

(Nasdaq: IDN)

CAUTIONARY STATEMENT

<u>Forward-Looking Statements</u>:

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the forward-looking statements in this presentation reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation and cash flows.

If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

INTELLICHECK AT A GLANCE

IDENTITY AS A SERVICE INSTANTLY AUTHENTICATES ID'S TO STOP:

- **Identity theft**
- **Underage access to age-restricted products**



Texas



SEALED CURRENCY

PRIMARY FOCUS IS STOPPING IDENTITY THEFT IN THE FINANCIAL SERVICES AND RETAIL MARKETS, WHICH WE BELIEVE IS THE FASTEST PATH TO REVENUE GROWTH AND PROFITABILITY

KEY IDENTITY THEFT STATISTICS

148MM

Names, SSN and DoB Exposed

Equifax 2017

The beginning of the glut

8B

Records Exposed in Data Breaches

CY 2019

+100 Million Record Data Breaches Since 2010 (1)

Where Stolen Records include SSN, Passport, Credit Card, DoB, DL



101
evite
106
Capital One
112
badoo
145
ebay
148
EQUIFAX
360
myspace
500
MARRIOTT
500
yahoo!
763
verifications.io
885
First American

DOCUMENTED & GROWING PROBLEM

Traditional Knowledge Based Authentication (KBA) does not work!

32 State Attorney Generals wrote against it to the Federal Trade Commission(2)

INTELLICHECK™ SOLUTION

The fastest and most accurate first-step to authenticate a person is to authenticate their government-issued ID

(1) www.Upgard.com – "The 36 Biggest Data Breaches"
(2) Corporate Compliance Insights, "Substantial Support from State Attorneys General on Identity Theft Rules"

FINANCIAL SERVICES – USE CASES

CREDIT CARD APPLICATIONS

- In-Store, Online, Call Centers – the victim's stolen data is used to open an account
- Estimated **$3.4B** stolen in 2019 (1)

CARD NOT PRESENT

- The victim's stolen data is used where they have an account
- Estimated to cost Retailers **$103B** through 2020 (2)

NON-RECEIPTED RETURNS

- Domain of Organized Crime
- Estimated to cost Retailers **$9.7B** per year (3)

RETAIL BANK BRANCHES

- Crooks steal your bank account
- Recent case in Ohio wiped out **$7,000** from one bank account (4)

(1) Javelin Strategy & Research
(2) Federal Reserve
(3) Appriss Retail, *"2017 Consumer Returns in the Retail Industry"*
(4) www.Cleveland.com

BUSINESS MODEL CHANGES DRIVING GROWTH

Engage Market at Primary Pain Point

Banks bear primary risk for fraud ("hold the bag") and typically pay the price for identity theft fraud

Intellicheck strategy: Sell to and through Banks

Loss Savings Solution with Compelling ROI

Get value for Loss Savings

Pay Per-Scan with minimums versus Pay Per-Store pricing model

Intellicheck strategy: 80 – 90% gross margin on software revenue (only a fraction of the value saved to retailers)

Professional Services Team

Professionalized by our Implementation Team with accountability and focus on scan volume

Intellicheck strategy: Drive increased revenue & customer stickiness

IMPACTS/BENEFITS OF PER-SCAN PRICING MODEL

MOST NEW CLIENTS AND ALL MAJOR RENEWALS ARE ON A PAY PER-SCAN PLATFORM

RETAIL SALES CYCLE IS SEASONAL – PAY PER-SCAN ALLOWS US TO SHARE THE BENEFIT OF STOPPING FRAUD DURING THE PEAK SHOPPING SEASONS

THE PAY PER-STORE PRICING MODEL DID NOT ALLOW INTELLICHECK TO BENEFIT FROM GROWTH IN SCAN VOLUMES WHEN WE STOPPED THE MOST FRAUD

AVERAGE SCAN SEASONALITY

BASED ON RETAILERS FULLY IMPLEMENTED FOR A WHOLE YEAR:


21%
Q1 Scans
23%
Q2 Scans
23%
Q3 Scans
33%
Q4 Scans

ROI FOR BANKS, ISSUERS, AND RETAILERS

NO NEW HARDWARE REQUIRED

Typically works through existing point of sale platform, a mobile device, or online

SIMPLE

Pre-populates the application, less work for the customer and results in fewer data entry errors

FRICTIONLESS

Basic authentication takes less than 3 seconds


INTELLICHECK

QUICK

Scan to Credit is less than 30 seconds for our average client, while reducing fraud by more than 99%

SECURE

Fraud is nearly eliminated, while speeding up the acquisition of legitimate customers

Intellicheck makes it easy for clients and end customers

Not so much for bad actors

PRIMARY PURCHASING MOTIVATIONS

Why we win

1. **EFFICACY**

   "Prior to using it in the field, we scanned over 1,000 known counterfeits, each one was detected by the device"

   NYS DMV Owen McShane to CBS News

2. **NO NEW HARDWARE REQUIRED**

   Easily integrated into existing point-of-sale system, check readers, or utilized through a no-integration web product – Typically does not require large CapEx expense to implement

REVENUE 2018 – Q2 2020

QUARTERLY REVENUE

($ in 000s)



$4,000.0
$3,500.0
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$0.0
$1,062.1
$467.4
$594.7
$1,001.4
$376.7
$624.7
$1,039.6
$388.9
$650.7
$1,330.4
$504.2
$826.1
$1,279.0
$417.7
$861.2
$1,558.0
$437.3
$1,120.7
$1,930.2
$366.5
$1,563.7
$2,896.5
$339.8
$2,556.7
$3,115.3
$876.9
$2,238.4
$1,842.2
$170.8
$1,671.4
Q1
Q2
Q3
Q4
2018
Q1
Q2
Q3
Q4
2019
Q1
Q2
2020
SaaS Revenue
Non-SaaS Revenue

YEARLY SaaS REVENUE

($ in 000s)



$9,000.0
$8,000.0
$7,000.0
$6,000.0
$5,000.0
$4,000.0
$3,000.0
$2,000.0
$1,000.0
$0.0
2018
2019
LTM

Note: LTM defined as Last Twelve Months from July 1, 2019 – June 30, 2020

COVID-19 IMPACT – POSITIVE AND NEGATIVE

- STORE CLOSURES DO *NOT* MEAN ZERO REVENUE
- ON-LINE BUSINESS, MULTIPLE "ESSENTIAL BUSINESS" CLIENTS, PER-STORE REVENUES AND PER-SCAN MONTHLY MINIMUMS DRIVE REVENUE
- SCAN VOLUMES IMPACTED BY CLOSURES, BUT RECOVERING
  - AVERAGE WEEKLY Q2 SCANS WERE 48% OF Q1
  - AVERAGE WEEKLY SCANS 6/14 – 8/2 WERE 100% OF Q1
- INCREASED INTEREST AND ADOPTION OF ON-LINE AUTHENTICATION TOOLS, INCLUDING FACIAL RECOGNITION
- CONTINUED TO SIGN AND IMPLEMENT NEW CLIENTS DURING PANDEMIC CLOSURES
- THE FUNDAMENTALS OF THE BUSINESS HAVEN'T CHANGED – FRAUD ISN'T GOING AWAY

THESE CHANGES HAVE LED TO NOTABLE WINS AND IMPROVED FINANCIAL RESULTS

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 1 – TOP 10 BANK

- Fully deployed in their fraud call centers
- Added 10 new retailers to online applications in Q4
- Signed 10 member Jewelry consortium – Mandated Use of Intellicheck
- Reference client for any new prospect

FINANCIAL SERVICES COMPANY 2 – ONE OF THE LARGEST PROVIDERS OF PRIVATE LABEL CREDIT CARDS

- Renewed in 2018 on a per-scan model at increased fees
- Per-scan effective Q3 2019, drove 75% sequential revenue growth
- No new retailers in 2 years prior to renewal, 20 new retailers live now
- 4 new retailers live or began roll-out in Q2

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 3 – TOP 10 BANK

- Signed in December 2018
- Brought 1,000 location Electronics Retailer live in October
- In Q1 placed a $220,000 hardware order for ID authentication in bank branches
- Have large Home Improvement Retailer scheduled to go live at the end of September

FINANCIAL SERVICES COMPANY 4 – TOP 10 BANK

- Signed in March 2019
- 60-Day Pilot moved into Production in 30 days
- Embedded in every call center
- Auto group live February 2020
- 2 large Retailers live Q3 2019
- Additional "Challenge" use cases rolled out within the Bank

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 5 – START UP NEO-BANK

- Signed in Q2 2019
- Online bank for mobile enrollment
- Authentication plus facial recognition for AML/KYC account opening

FINANCIAL SERVICES COMPANY 6 – PROVIDER OF SUB-PRIME UNSECURED LOANS

- Signed in Q3 2019
- 700+ locations
- 488 locations live today, with roll out ongoing
- Signed contract to add facial recognition – targeting September roll out

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 7 – GLOBAL COMPANY FOR PAYMENT, TRAVEL, AND EXPENSE MANAGEMENT SOLUTIONS AND ONE OF THE LARGEST CREDIT CARD ISSUERS

- Signed in January 2020
- Given spike in online fraud, rushed rollout to their US call centers
- Canadian Telecom approval pending, rollout anticipated to start by Q4

FINANCIAL SERVICES COMPANY 8 – CANADIAN SALES FINANCING COMPANY

- Signed in December 2019
- 5,000 retail locations
- 4-Month paid pilot – very excited about results, but limited due to COVID-19 shut downs
- In discussions about additional use cases

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 9 – MIDWEST BANK WITH OVER 1,100 BRANCHES IN 10 STATES

- Teller Authentication for cashback, cashiers checks, any transaction over $2,000
- Rushed as part of a project to stop fraud during COVID-19
- Full deployment to bank branches by September 23rd

FINANCIAL SERVICES COMPANY 10 – HEALTHCARE LOAN PROVIDER

- Went live in March
- Authenticating both doctors and patients
- First client in the healthcare vertical

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 11 – MIDWEST BANK WITH ALMOST 1,200 BRANCHES IN 26 STATES

- Announced as a client in June
- Full deployment to bank branches be completed in August

FINANCIAL SERVICES COMPANY 12 – Private Investment Firm

- 3 Portfolio companies in consumer and commercial finance
- Intend to authenticate at each
- Live with the first company in July, other 2 in development

CHANGE RESULTS – OTHER WINS

A SOLUTION SO EFFECTIVE IT DRIVES PRICING POWER AT RENEWAL

- 56% fee increase at a 1,000 location Big-Box Retailer

OCTOBER PILOT FOR A 580 LOCATION DEPARTMENT STORE CHAIN MOVED TO FULL PRODUCTION

- After Black Friday, we were informed Intellicheck essentially eliminated their fraud
- An expanding use case for authentication

40 STORE FURNITURE CHAIN USING WEB PRODUCT

- Getting hit with BOPIS credit card fraud
- Now authenticate in a person-not-present situation via the web

IMPLEMENTATION TEAM HAS BEEN A HUGE SUCCESS

- 3 integrations in 2018
- 36 integrations in 2019
- 17 integrations complete YTD, 32 in process

CONTINUING TO SELL TO LAW ENFORCEMENT

- A fantastic, reputable, differentiated source of credibility versus our peers
- 45 total, 5 new agencies this year

WHY INTELLICHECK?

- WE ARE SIGNING CLIENTS IN MULTIPLE VERTICALS
- WE HAVE IMPROVED OUR PRICING MODEL AND DEMONSTRATED PRICING POWER AT TIME OF RENEWAL
- WE ARE ONBOARDING CLIENTS FASTER THAN EVER
- THE ACHIEVEMENTS ARE DRIVING IMPROVED FINANCIAL PERFORMANCE

THIS IS THE NEW INTELLICHECK

THE RESET HAS WORKED

FINANCIAL OVERVIEW

Q2 2020 FINANCIAL HIGHLIGHTS

Revenue Growth

- Total Revenue: $1,842,195 (+18% YoY)
- SaaS Revenue: $1,671,350 (+49% YoY)
- Gross Margin: 88.6%

Balance Sheet *(as of June 30)*

- Cash: $14,589,615
- Stockholder Equity: $22,064,442
- Debt: $1,106,100

Net Loss/EBITDA

- Net Loss: ($760,273) vs. prior year ($873,677)
- Adjusted EBITDA: ($618,727) vs. prior year ($785,318)

ADJUSTED EBITDA RECONCILIATION

	2018				2019				2020	
	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun
Net Income / (Loss)	**($1,067,957)**	**($1,100,375)**	**($1,131,219)**	**($664,025)**	**($1,212,991)**	**($873,677)**	**($568,230)**	**$106,187**	**$26,602**	**($760,273)**
Reconciling Items:										
Interest and Other Income	($13,870)	($43,221)	($23,165)	($49,667)	($6,019)	($46,065)	($12,294)	($34,681)	($2,068)	($9,125)
Depreciation and Amortization	$59,150	$61,468	$62,459	$62,471	$62,110	$61,382	$52,542	$73,861	$33,795	$46,961
Stock-Based Compensation	$60,708	$63,993	$43,459	$18,547	$369,739	$73,042	$71,043	$71,041	$86,042	$103,710
Adjusted EBITDA (Non-GAAP)	**($961,969)**	**($1,018,135)**	**($1,048,466)**	**($632,674)**	**($787,161)**	**($785,318)**	**($456,939)**	**$216,408**	**$144,371**	**($618,727)**

INTELLICHECK

Authentication made simple

BRYAN LEWIS
516.453.6647
blewis@intellicheck.com

BILL WHITE
516.992.1985
bwhite@intellicheck.com

GAR JACKSON
Global IR Group
949.873.2789
gar@globalirgroup.com